UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 14, 2016

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QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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California (State or other Jurisdiction of Incorporation or Organization)	000-30083 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

130 West Cochran Street, Unit C

Simi Valley, CA 93065

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

On June 14, 2016, upon receiving approval from a majority of the outstanding shares of common stock (the “Common Stock”) of Qualstar Corporation (the “Company”) at the 2016 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) (as described below), the Company filed with the Secretary of State of the State of California a Certificate of Amendment of Restated Articles of Incorporation (the “Certificate of Amendment”) to implement a one-for-six reverse stock split (the “Reverse Split”) of all outstanding shares of Common Stock, effective as of the close of business on June 14, 2016 (the “Effective Time”). The Reverse Split decreased the number of outstanding shares of Common Stock from approximately 12.3 million to approximately 2.0 million. The Company’s authorized number of shares of Common Stock remains 50,000,000 and the authorized number of shares of preferred stock of the Company remains 5,000,000. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Reverse Split became effective as of the close of business on June 14, 2016, at which time each six (6) shares of Common Stock issued and outstanding immediately prior to the Effective Time automatically were combined, reclassified and converted into one (1) fully paid and nonassessable share of Common Stock, subject to the treatment of fractional share interests, determined at the beneficial owner level. Shareholders who otherwise would have been entitled to receive fractional shares as a result of the Reverse Split will instead receive a cash payment in lieu thereof equal to the fraction to which such shareholder otherwise would have been entitled multiplied by $2.52, which represents the last sale price of the Common Stock as reported on The Nasdaq Capital Market (as adjusted to reflect the Reverse Split) on June 13, 2016, the last trading day preceding the effective date of the Reverse Split. In addition, the aggregate number of equity-based awards that remain available to be granted under the Company’s equity incentive plans and other benefit plans will be reduced proportionately to reflect the Reverse Split, and all outstanding options, warrants, notes, debentures and other securities convertible into Common Stock will be adjusted as a result of the Reverse Split, as required by the terms of these securities.

Shareholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts. The Company’s transfer agent, Corporate Stock Transfer, Inc., will provide instructions to shareholders of record regarding the process for exchanging share certificates and all book-entry or other electronic positions representing issued and outstanding shares of the Common Stock will be automatically adjusted.

Trading of the Common Stock will continue on The Nasdaq Capital Market on a Reverse Split-adjusted basis under the trading symbol “QBAK.” The new CUSIP number for the Common Stock following the Reverse Split is 74758R 208.

Immediately after the Reverse Split, each shareholder’s percentage ownership interest in the Company and proportional voting power remains unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

On June 15, 2016, the Company issued a press release announcing the Reverse Split, as well as the results of the Annual Meeting (as discussed below). A copy of the press release is filed herewith as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 14, 2016, the Company’s shareholders approved three proposals at the Annual Meeting. Of the 12,253,117 shares of Common Stock outstanding as of the record date, 11,412,786 shares (or approximately 93.1% of the issued and outstanding shares) were represented at the Annual Meeting, which constituted a quorum. The Company’s shareholders voted on the following matters, of which a description of each may be found in the Company’s Proxy Statement: (i) to elect four directors to serve one-year terms expiring at the Annual Meeting, or until their successors have been duly elected and qualified; (ii) to approve the appointment of Marcum LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2016; and (iii) to approve an amendment to the Company’s Restated Articles of Incorporation to implement the Reverse Split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the Reverse Split to be determined by the Board of Directors of the Company (the “Board”). The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

On June 14, 2016, the independent inspector of elections for the Annual Meeting, Christel Pauli of American Election Services, LLC, delivered the certified results, which reported that shareholders had voted to: (i) elect the four nominees to the Board; (ii) approve the appointment of Marcum LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2016; and (iii) approve an amendment to the Company’s Restated Articles of Incorporation to implement the Reverse Split, within a range from 1-for-2 to 1-for-20, with the exact ratio of the Reverse Split to be determined by the Board.

Proposal 1: Annual Election of Directors

The voting results for the annual election of directors are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Steven N. Bronson	7,277,582	2,786,341	1,348,863
David J. Wolenski	7,277,582	2,786,341	1,348,863
Dale E. Wallis	7,277,582	2,786,341	1,348,863
Nicholas A. Yarymovych	7,277,582	2,786,341	1,348,863

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,934,202	2,476,288	2,296	—

Proposal 3: Approval of Reverse Split

The Company’s shareholders approved of the proposal to authorize the Board to effect a reverse stock split of all outstanding shares of Common Stock, at any ratio at its discretion, from 1-for-2 up to 1-for-20. The following sets forth the results of the voting with respect to this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,812,449	3,592,435	7,902	—

No other items were presented for shareholder approval at the Annual Meeting.

On June 15, 2016, the Company issued a press release announcing the results of its Annual Meeting held on June 14, 2016. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Articles of Incorporation, dated June 14, 2016
99.1	Press Release, dated June 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: June 17, 2016	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: President and Chief Executive Officer